UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2005

                               ITIS HOLDINGS INC.
          (Exact Name of Small Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

              001-07149                                 74-3069407
       (Commission File Number)              (IRS Employer Identification No.)

        12000 WESTHEIMER, SUITE 340
              HOUSTON, TEXAS                              77077
 (Address of Principal Executive Offices)               (Zip Code)

                                 (281) 600-6000
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written  communications  pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting  material  pursuant to Rule 14a-12 under the Securities Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.     DEPARTURE OF DIRECTORS.

On December 14, 2005, George A. Roberts and W. Paul Thayer resigned from the Board of Directors of ITIS Holdings Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ITIS Holdings Inc.


                                                    /s/ Hunter M. A. Carr
Date:  December  19,  2005                  By:
                                                --------------------------------
                                                          (Signature)
                                            Name:  Hunter M. A. Carr
                                            Title: Chief Executive Officer